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                            Prudential Mutual Funds
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                         Structured Maturity Fund, Inc.

                   SUPPLEMENT TO PROSPECTUS DATED MARCH 1, 1999

Portfolio Manager

   The last sentence in the first paragraph and the entire second paragraph under "How the Fund is Managed--Portfolio Manager" are amended to read in their entirety as follows:

Steven Kellner, CFA, and his team of portfolio managers contribute bottom-up securities selection within those guidelines and are responsible for the day-to-day management of the Fund.

   Mr. Kellner, a Managing Director of Prudential Investments, and his team have managed the Fund since July 1999. Mr. Kellner has been a portfolio manager with Prudential Investments since 1987. He and his team also manage the fixed income portions of the Conservative Balanced and Flexible Managed Portfolios of the Prudential Series Fund.

The date of this Supplement is August 27, 1999.

MF140C1